EXHIBIT 10.2

                         AMENDMENT TO ROYALTY AGREEMENT

            This is an amendment to the Assumption, Payment Agreement and Amended and Restated Royalty Agreement (the "Agreement") dated January 25, 1996, by and between Robert C. Smallwood ("Smallwood") and American Compact Lighting, L.L.C. ("ACL") for which ACL was succeeded in interest by Logic Laboratories, Inc. (LLI), a Delaware corporation, pursuant to an Assignment and Assumption Agreement retroactively entered into on December 4, 1995.

            As a necessary condition to obtain investment funding in LLI's parent company, Elgin E2, Inc. ("Elgin"), Smallwood and LI hereby agree as follows:

            1. Section 2(a) is amended to state that the royalty rate is one percent (1%) of Royalty Revenue. The remainder of this section starting with the words "until such time" in the first sentence is deleted. Section 2(b) is deleted.

            2. Section 3 is deleted.

            3. "Royalty Revenue" remains as defined in Section 6. Smallwood acknowledges and consents to the grant of a license by LU under the Patents to Horace T. Ardinger Jr. ("Ardinger"), with certain rights of exclusivity. Smallwood acknowledges and understands that his right to receive a royalty is based on the gross revenues of LU only and is not applied to gross sales made by LI's licensees. Royalties paid to LLI pursuant to such licenses are. however, included in LI's Royalty Revenue. No royalty shall be due unless and until LI's Royalty Revenue exceeds five million dollars ($5,000.000.00), in which event LLI shall make a payment of $50,000 plus one percent of the amount over $5,000,000, and continue to make royalty payments thereafter at the one percent rate during the Royalty Term.

            4. To the extent this Amendment varies from any prior agreement concerning the subject matter hereof, including paragraph 3.26 of the December, 1997 Stock Purchase Agreement to which LI and Smallwood are parties, and the letter dated March 31, 1998 signed by Smallwood, this Amendment shall supercede all such prior agreements.

            5. Section 9 of the Assumption, Payment Agreement and Amended and Restated Royalty Agreement dated January 25, 1996 required that any modification of that agreement required the consent of the Note holders. Smallwood represents by singing below that he will obtain the consent of the Note holders listed below within thirty (30) days of the date he signs this Amendment. LI agrees to pay off either or both of the Note holders in the event that they are not willing to consent to this Amendment, and to indemnify and hold Ardinger and Elgin harmless from any loss or expense either incurs as a result of Smallwood's failure to obtain such consents.

            6. Smallwood represents and warrants that he has no other claim or interest to the Patents or other intellectual property of LLI, other than as provided by this Amendment and by his Security Agreement dated December 27, 1996, and that he hereby waives any such right

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which is not specifically mentioned in this Amendment. In the event that
Smallwood reacquires ownership to any Patent or other intellectual property of LLI by means of such agreements, or by any other means, Smallwood agrees that the license under the Patents granted by LLI to Ardinger shall remain in full force and effect in accordance with its terms.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment below.

                                    Logic Laboratories, Inc.


                                    By: /s/ William Muscom
                                       -----------------------------------------
                                       WILLIAM MUSCOM

                                          _________________, President

                                    Date:   4-15-98
                                         ---------------------------------------


                                    ____________________________________________
                                    Robert C. Smallwood

                                    Date:_______________________________________

Consented to by:

                                    ____________________________________________
                                    W. Gary Price

                                    Date:_______________________________________


                                    ____________________________________________
                                    Timothy E. Walsh

                                    Date:_______________________________________
which is not specifically mentioned in this Amendment. In the event that Smallwood reacquires ownership to any Patent or other intellectual property of LLI by means of such agreements, or by any other means, Smallwood agrees that the license under the Patents granted by LLI to Ardinger shall remain in full force and effect in accordance with its terms.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment below.

                                    Logic Laboratories, Inc.


                                    By: /s/ William Muscom
                                       -----------------------------------------

                                          _________________, President

                                    Date:   4-1-98
                                         ---------------------------------------


                                    /s/ Robert C. Smallwood
                                    --------------------------------------------
                                    Robert C. Smallwood

                                    Date:   4-1-98
                                         ---------------------------------------

Consented to by:

                                    ____________________________________________
                                    W. Gary Price

                                    Date:_______________________________________


                                    ____________________________________________
                                    Timothy E. Walsh

                                    Date:_______________________________________